Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Year Ended
	December 31, 2007	December 31, 2006

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$782	$807
Real Estate	402	308
Manufacturing	471	493
Other	20	19

Total Revenues	1,675	1,627

Costs and Expenses:
Cost of Goods Sold:
Timber	523	487
Real Estate	144	122
Manufacturing	454	455
Other	3	3

Total Cost of Goods Sold	1,124	1,067
Selling, General and Administrative	127	117

Total Costs and Expenses	1,251	1,184

Gain from Canadian Lumber Settlement	-	14
Other Operating Income (Expense), net	-	4

Operating Income	424	461
Interest Expense, net	147	133

Income before Income Taxes	277	328
Provision (Benefit) for Income Taxes	(3)	13

Income From Continuing Operations	280	315
Gain on Sale of Properties, net of tax	2	-

Income Before Cumulative Effect of Accounting Change	282	315
Cumulative Effect of Accounting Change, net of tax	-	2

Net Income	$282	$317

Per Share Amounts:

Income From Continuing Operations per Share
- Basic	$1.60	$1.75
- Diluted	$1.60	$1.74

Net Income per Share
- Basic	$1.61	$1.76
- Diluted	$1.61	$1.75

Weighted Average Number of Shares Outstanding
- Basic	174.5	180.5
- Diluted	175.0	180.9

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	December 31, 2007	December 31, 2006

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$193	$204
Real Estate	198	66
Manufacturing	108	105
Other	5	4

Total Revenues	504	379

Costs and Expenses:
Cost of Goods Sold:
Timber	132	126
Real Estate	75	29
Manufacturing	105	102
Other	1	1

Total Cost of Goods Sold	313	258
Selling, General and Administrative	36	36

Total Costs and Expenses	349	294

Gain from Canadian Lumber Settlement	-	14
Other Operating Income (Expense), net	-	2

Operating Income	155	101
Interest Expense, net	38	35

Income before Income Taxes	117	66
Benefit for Income Taxes	(1)	(3)

Net Income	$118	$69

Per Share Amounts:

Net Income per Share
- Basic	$0.68	$0.39
- Diluted	$0.68	$0.39

Weighted Average Number of Shares Outstanding
- Basic	172.3	177.0
- Diluted	172.8	177.4

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2007	December 31, 2006

	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$240	$273
Restricted Advance from Customer	-	4
Accounts Receivable	33	40
Inventories	82	83
Deferred Tax Asset	7	7
Real Estate Development Properties	5	3
Assets Held for Sale	64	82
Other Current Assets	25	21

	456	513

Timber and Timberlands, Net	3,949	3,876
Property, Plant and Equipment, Net	202	216
Investment in Grantor Trusts	27	28
Other Assets	30	28

Total Assets	$4,664	$4,661

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$147	$125
Accounts Payable	48	42
Interest Payable	29	30
Wages Payable	25	27
Taxes Payable	23	24
Deferred Revenue	13	17
Other Current Liabilities	18	16

	303	281

Long-Term Debt	1,820	1,617
Line of Credit	556	581
Deferred Tax Liability	20	25
Other Liabilities	64	68

Total Liabilities	2,763	2,572

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	-	-
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 172.3 at December 31, 2007, and 177.1 at December 31, 2006	2	2
Additional Paid-In Capital	2,204	2,190
Retained Earnings	202	214
Treasury Stock, at cost, Common Shares - 14.6 at December 31, 2007, and 9.5 at December 31, 2006	(509)	(307)
Accumulated Other Comprehensive Income (Loss)	2	(10)

Total Stockholders’ Equity	1,901	2,089

Total Liabilities and Stockholders’ Equity	$4,664	$4,661

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Year Ended
	December 31, 2007	December 31, 2006

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$282	$317
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2007)	134	128
Basis of Real Estate Sold	108	85
Expenditures for Real Estate Development	(19)	(6)
Deferred Income Taxes	(9)	1
Gain on Sales of Properties and Other Assets	(2)	(1)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	-	30
Other Working Capital Changes	8	(1)
Other	15	3

Net Cash Provided By Operating Activities	517	556

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(93)	(86)
Timberlands Acquired	(174)	(111)
Proceeds from Sales of Properties and Other Assets	3	2
Other	2	(4)

Net Cash Used In Investing Activities	(262)	(199)

Cash Flows From Financing Activities:
Dividends	(294)	(290)
Borrowings on Line of Credit	2,795	3,483
Repayments on Line of Credit	(2,820)	(3,397)
Repayment of Short-Term Debt	-	(50)
Proceeds from Issuance of Long-Term Debt	350	216
Principal Payments and Retirement of Long-Term Debt	(125)	(159)
Proceeds from Stock Option Exercises	8	7
Acquisition of Treasury Stock	(202)	(263)

Net Cash Used In Financing Activities	(288)	(453)

Decrease In Cash and Cash Equivalents	(33)	(96)
Cash and Cash Equivalents:
Beginning of Year	273	369

End of Year	$240	$273

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	December 31, 2007	December 31, 2006

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$118	$69
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	32	34
Basis of Real Estate Sold	63	19
Expenditures for Real Estate Development	(6)	(1)
Deferred Income Taxes	(2)	(7)
Gain on Sale of Properties and Other Assets	-	(1)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	13	40
Other Working Capital Changes	(10)	(19)
Other	5	2

Net Cash Provided By Operating Activities	213	136

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(34)	(26)
Timberlands Acquired	(78)	(89)
Proceeds from Sales of Properties and Other Assets	-	1

Net Cash Used In Investing Activities	(112)	(114)

Cash Flows From Financing Activities:
Dividends	(72)	(71)
Borrowings on Line of Credit	616	1,316
Repayments on Line of Credit	(574)	(1,253)
Principal Payments and Retirement of Long-Term Debt	-	(130)
Proceeds from Stock Option Exercises	1	1
Acquisition of Treasury Stock	-	(1)

Net Cash Used In Financing Activities	(29)	(138)

Increase (Decrease) In Cash and Cash Equivalents	72	(116)
Cash and Cash Equivalents:
Beginning of Period	168	389

End of Period	$240	$273

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Twelve Months 2007	Twelve Months 2006
	(In Millions)

Revenues:
Northern Resources	$361	$413
Southern Resources	492	479
Real Estate	402	308
Manufacturing	471	493
Other	20	19
Eliminations	(71)	(85)

Total Revenues	$1,675	$1,627

Operating Income (Loss)
Northern Resources	$58	$105
Southern Resources	161	178
Real Estate	250	178
Manufacturing	2	22
Other	17	16
Other Costs and Eliminations.	(64)	(52)
Gain from Canadian Lumber Settlement	-	14

Total Operating Income.	$424	$461

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Fourth Quarter 2007	Fourth Quarter 2006
	(In Millions)

Revenues:
Northern Resources	$97	$105
Southern Resources .	118	121
Real Estate	198	66
Manufacturing	108	105
Other	5	4
Eliminations	(22)	(22)

Total Revenues	$504	$379

Operating Income (Loss)
Northern Resources	$17	$24
Southern Resources	35	42
Real Estate	121	35
Manufacturing	(1)	(2)
Other	4	3
Other Costs and Eliminations.	(21)	(15)
Gain from Canadian Lumber Settlement	-	14

Total Operating Income.	$155	$101

Plum Creek Timber Company, Inc.

Selected Operating Statistics

(Unaudited)

		2007					2006
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$32	$31	$31	$30	$31	$35	$36	$33	$33	$34
Pulpwood	$/Ton Stumpage	$9	$9	$9	$9	$9	$8	$8	$7	$8	$8

Northern Resources
Sawlog	$/Ton Delivered	$71	$76	$76	$71	$73	$77	$78	$81	$74	$77
Pulpwood	$/Ton Delivered	$37	$38	$36	$38	$37	$37	$37	$38	$37	$37

Lumber (1)	$/MBF	$390	$400	$405	$410	$400	$467	$456	$410	$385	$431
Plywood (1)	$/MSF	$398	$407	$416	$399	$405	$452	$455	$431	$407	$437
Fiberboard (1)	$/MSF	$490	$529	$542	$538	$525	$445	$480	$518	$506	$486

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,681	1,691	1,639	1,401	6,412	1,749	1,685	1,548	1,629	6,611
Pulpwood	1,000 Tons	1,954	1,901	1,841	2,020	7,716	1,642	1,651	1,917	2,319	7,529

Total Harvest		3,635	3,592	3,480	3,421	14,128	3,391	3,336	3,465	3,948	14,140

Northern Resources
Sawlog	1,000 Tons	960	789	821	1,032	3,602	1,151	877	954	1,093	4,075
Pulpwood	1,000 Tons	819	527	635	645	2,626	766	517	734	725	2,742

Total Harvest		1,779	1,316	1,456	1,677	6,228	1,917	1,394	1,688	1,818	6,817

Lumber	MBF	95,265	95,701	82,217	77,248	350,431	99,367	97,059	93,925	86,880	377,231
Plywood	MSF	72,582	72,454	69,796	62,614	277,446	75,769	71,269	70,109	60,845	277,992
Fiberboard	MSF	64,872	65,938	64,039	59,179	254,028	69,076	70,411	63,698	51,502	254,687

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2007					2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	8,645	21,255	30,735	16,895	77,530	15,050	11,765	19,040	14,240	60,095
Large Non-strategic	-	-	-	99,325	99,325	-	-	-	-	-
Conservation	4,210	480	2,650	24,505	31,845	2,580	2,185	4,600	15,020	24,385
HBU/Recreation	3,750	8,695	10,400	14,220	37,065	3,095	7,225	7,875	4,575	22,770
Development Properties	45	595	890	3,760	5,290	1,075	645	1,970	635	4,325
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	16,650	31,025	44,675	158,705	251,055	21,800	21,820	33,485	34,470	111,575

Price per Acre
Small Non-strategic	$1,445	$1,295	$1,400	$1,510	$1,400	$1,465	$1,270	$1,765	$1,730	$1,585
Large Non-strategic	-	-	-	$705	$705	-	-	-	-	-
Conservation	$1,740	$6,660	$2,150	$1,080	$1,340	$2,085	$1,500	$3,865	$990	$1,695
HBU/Recreation	$4,300	$3,150	$3,675	$3,315	$3,475	$5,310	$4,140	$3,775	$3,620	$4,070
Development Properties	$22,045	$21,260	$8,410	$7,640	$9,440	$8,595	$5,295	$21,950	$14,995	$15,125
Conservation Easements	-	-	-	-	-	$1,300	-	$605	-	$885

Revenue, ($ millions)
Small Non-strategic	$13	$28	$43	$26	$110	$22	$15	$33	$26	$96
Large Non-strategic	-	-	-	$70	$70	-	-	-	-	-
Conservation	$7	$3	$6	$26	$42	$5	$3	$18	$15	$41
HBU/Recreation	$16	$27	$38	$47	$128	$17	$30	$30	$16	$93
Development Properties	$1	$13	$7	$29	$50	$9	$4	$43	$9	$65
Conservation Easements	-	-	-	-	-	$8	-	$5	-	$13

	$37	$71	$94	$198	$400	$61	$52	$129	$66	$308

Proceeds from Joint Ventures (1)	$2	-	-	-	$2	-	-	-	-	-

Basis of Real Estate Sold (2)	$9	$14	$22	$63	$108	$10	$13	$43	$19	$85
($ millions)

(1)	Not reflected in the Land Sale Statistics (Acres Sold, Price per Acre and Revenue)
(2)	Includes $26 Million in the Fourth Quarter 2007 for a Large, Non-strategic Sale

Plum Creek Timber Company, Inc.

Acreage Ownership by State

(Unaudited)

December 31, 2007
Alabama	101,000
Arkansas	899,000
Florida	601,000
Georgia	866,000
Louisiana	492,000
Maine	929,000
Michigan	646,000
Mississippi	807,000
Montana	1,226,000
New Hampshire	33,000
North Carolina	62,000
Oklahoma	120,000
Oregon	405,000
South Carolina	199,000
Texas	47,000
Washington	124,000
West Virginia	113,000
Wisconsin	364,000

Total	8,034,000